UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




 Date of Report (Date of earliest event reported)            December 12, 2003



                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                000-24971             95-4079863
  (State or other jurisdiction     (Commission           (IRS Employer
        of incorporation)         File Number)        Identification No.)



                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On December 12, 2003, the Company sold in a private placement transaction 1,600 shares of its Series C cumulative convertible preferred stock (the "Series C Preferred Stock") to a group of private investors for gross proceeds of $8,000,000. The terms of the Series C Preferred Stock are set forth in the Certificate of Designations, Preferences and Relative Rights and Limitations attached as Exhibit 4.1 hereto. A copy of the Company's press release, dated December 12, 2003, regarding the sale is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

     The following is a list of exhibits filed as a part of this Form 8-K.

   Exhibit
   Number                       Description
   ------    ------------------------------------------------------------------

    4.1 Certificate of Designations, Preferences and Relative Rights and Limitations for Series C Cumulative Convertible Preferred Stock.

   10.1 Securities Purchase Agreement dated December 12, 2003 by and between Contango Oil & Gas Company and the purchasers named therein.

   99.1   Press release of Contango Oil & Gas Company dated December 12, 2003.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONTANGO OIL & GAS COMPANY



Date:  December 17, 2003      By:   /s/  KENNETH R. PEAK
                                    --------------------------------------------
                                    Kenneth R. Peak
                                    Chairman and Chief Executive Officer



                                       -2-